VIRTUS ETF TRUST II

SUPPLEMENT DATED NOVEMBER 3, 2026 TO THE

SUMMARY PROSPECTUS DATED AUGUST 5, 2025 AND

STATUTORY PROSPECTUS DATED JUNE 4, 2025, AS AMENDED AUGUST 5, 2025, OF:

Virtus AlphaSimplex Global Macro ETF

(the “Fund”)

IMPORTANT NOTICE TO INVESTORS

Effective immediately, the sections entitled “Principal Investment Strategy” and “Additional Information Regarding the Global Macro ETF’s Principal Investment Strategy” in the Fund’s Summary and Statutory Prospectuses, respectively, are deleted in their entirety and replaced with the following:

The Virtus AlphaSimplex Global Macro ETF attempts to participate in broad macroeconomic trends across global markets located in various countries including the United States, with the goal of outperforming typical long-only equity investments, including reducing drawdowns during protracted periods of stress. Macroeconomic trends represent larger themes at play across global economies and can include economic conditions such as growth, inflation, and or interest rate policy. It is an actively managed ETF.

AlphaSimplex Group, LLC (“AlphaSimplex”), the Fund’s sub-adviser, uses proprietary quantitative models designed to capitalize on technical and fundamental market behaviors and inefficiencies. The Fund seeks to achieve its investment objective by combining a systematic macro investment approach with strategic equity exposure. The Fund may use a variety of derivative instruments, including futures contracts, to achieve long and short exposures to global developed and emerging market equity and fixed-income securities, indices, currencies, and commodities. The Fund may also invest in equity index futures, ETFs, direct equity securities, other securities, swaps and other derivative instruments designed to capture the total return of global equity markets. The Fund may also hold a significant portion of its assets in money market mutual funds and other short-term, high-quality investment-grade, U.S.-dollar denominated securities (the “Cash-Equivalent Portfolio”). The assets allocated to the Cash-Equivalent Portfolio are used primarily to serve as margin or collateral for the Fund’s investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity.

The Fund takes a systematic, quantitative approach that is designed to provide both capital appreciation and diversification. The Fund’s technical and fundamental models identify potential market inefficiencies and investment opportunities across global equity, fixed income, currency, and commodity markets. These models generate trading decisions based on either technical indicators or fundamental indicators. Technical indicators use signals that rely on trends in market prices, both in absolute and relative terms. Fundamental indicators utilize various macro-economic data meant to characterize the economic strength of various parts of different global economies. These can include measurements of growth, monetary policy decisions, sentiment, unemployment rates, manufacturing, global trade balances, as well as many others.

The Fund’s systematic macro market exposures, which are expected to change over time, may be obtained through futures contracts, swaps and other derivatives, as well as direct investments in securities (including ETFs), across equities, fixed income, currencies, and commodities. These exposures are designed to capture dynamic and time varying macro trends.

The Fund also seeks to maintain strategic equity exposure to participate in the performance of global equity markets. This exposure may be obtained through equity index futures, ETFs, direct equity securities, other securities, swaps and other derivative instruments. These investments may be of any market capitalization, sector, or geographic location. AlphaSimplex will have the flexibility to allocate this exposure among these investments, and the allocation may vary over time.

Although the Fund does not intend to invest in physical commodities directly, the Fund expects to gain its exposure to commodities and commodity-related derivatives by investing in a wholly owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The strategies and risks described herein for the Fund are therefore also applicable to the Subsidiary.

Cash-Equivalent Component

Under normal market conditions, it is expected that no more than 25% of the Fund’s total assets will be dedicated to initial and variation margin payments relating to the Fund’s derivative transactions, including those held by the Subsidiary. The gross notional value of the Fund’s derivative investments, however, will generally exceed 25% of the Fund’s total assets, and may significantly exceed the total value of the Fund’s assets. The Fund expects to invest a portion of its assets in money market instruments (specifically, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) and other short-term, high-quality investment-grade, U.S.-dollar denominated securities (such as bankers’ acceptances, certificates of deposit, commercial paper, loan participations, repurchase agreements and time deposits) (each, a component of the Cash-Equivalent Portfolio described above). AlphaSimplex will determine the percentage of the Fund’s assets that will be invested in the Cash-Equivalent Portfolio at any time. The assets allocated to the Cash-Equivalent Portfolio will be used primarily to serve as margin or collateral for the Fund’s investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity.

The percentage amounts set forth above pertaining to investments in the Cash-Equivalent Portfolio and initial and variation margin payments are not investment restrictions and the Fund may deviate from those stated amounts from time to time depending upon market conditions and other factors.

The Fund may engage in active and frequent trading of securities and other instruments.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Please retain this supplement for future reference.